              HARBOR FEDERAL SAVINGS BANK
      SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT
                FOR ROBERT A. WILLIAMS

            _______________________________

                    1998 AMENDMENT
            _______________________________


     WHEREAS, Harbor Federal Savings Bank (the "Bank") has entered into a Executive Retirement Agreement (the "SERA") with Robert A. Williams (the "Executive"), and the Bank's Board of Directors and the Executive have agreed that due and adequate consideration exists to amend the SERA in the manner set forth herein.

     NOW, THEREFORE, effective March 30, 1998, the SERA shall be amended as follows, pursuant to Article XI thereof:

     1. The Supplemental Executive Retirement Agreement shall be amended by replacing "Harbor Federal Savings and Loan
Association" with "Harbor Federal Savings Bank" and by replacing
"Association" with "Bank" wherever they appear in the document.

     2. Article IX of the Plan shall be amended by replacing its second sentence with the following sentences:

          Notwithstanding any provisions of this Agreement to the contrary, any benefits that are or become payable after the closing date of a Change in Control shall be paid in the manner selected by the Executive in a duly executed election (the "Election Form") in the form attached hereto as Exhibit "A"; provided that such an election will be honored and given effect only if it is properly made and delivered to the Bank more than 90 days before said closing date. The Executive may specify on the Election Form the manner of payment to his beneficiary, and may at any time or from time to time change the identity or manner of payment to his beneficiary. Present value determinations, as well as interest accruals on present value sums that are paid at a Participant's election in installments over a fixed period of years, shall be calculated at a rate equal to 120% of the applicable federal rate, compounded semiannually, as determined under Section 1274(d) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

     3. Nothing contained herein shall be held to alter, vary, or affect any of the terms, provisions, or conditions of the Plan other than stated above.
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1998 Amendment to SERA
Page 2



     WHEREFORE, the undersigned hereby execute this 1998
Amendment to the SERA on March 30, 1998.


                              HARBOR FEDERAL SAVINGS BANK
Witnessed by:


/s/ Barbara Therres           By /s/ Joseph J. Lacy
----------------------           --------------------
                                 Senior Board Member


                              EXECUTIVE
Witnessed by:


/s/ Dana Miller              /s/ Robert A. Williams
----------------------       ------------------------
                             Robert A. Williams


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            THE HARBOR FEDERAL SAVINGS BANK
    SUPPLEMENTAL  EXECUTIVE RETIREMENT AGREEMENT
               WITH ROBERT A. WILLIAMS

          __________________________________

           1998 AMENDMENT TO TRUST AGREEMENT
          __________________________________


     WHEREAS, Harbor Federal Savings Bank (the "Bank") entered into a trust agreement (the "Trust Agreement") with Joseph J. Lacy (the "Trustee"), and the Company and the Trustee have determined that it is in their respective best interests to amend the Trust Agreement.

     NOW, THEREFORE, effective March 30, 1998, the Trust
Agreement shall be amended as follows, pursuant to Section 12 thereof:

     1. The Trust Agreement shall be amended by replacing its title "TRUST AGREEMENT UNDER THE HARBOR FEDERAL SAVINGS AND
LOAN ASSOCIATION SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT" with "HARBOR FEDERAL SAVINGS BANK GRANTOR TRUST."

     2. The Trust Agreement shall be further amended by replacing "Harbor Federal Savings and Loan Association" with
"Harbor Federal Savings Bank" and "Association" with "Bank" and wherever these terms appear in the document.

     3. The Trust Agreement shall be further amended by replacing the first two "WHEREAS" clauses with the following paragraph:

          WHEREAS, the Bank has entered into (i) an agreement with Robert A. Williams (the "Executive") pursuant to which the Executive (or, in the event of his death, his surviving spouse) will receive supplemental retirement benefits, (ii) an employment agreement with the Executive dated August 11, 1994, and (iii) severance agreements with Officers Williams, Luken, Anthony, Epps, and Lancaster (collectively, the "Officers") -- the agreements under (i),
     (ii), and (iii) being collectively referred to as "the
     Agreements";

     4. The Trust Agreement shall be further amended by replacing the reference to "the Agreement and the Severance
Agreements" with "the Agreements" wherever they appear in the document.

     5. Section 2 of the Trust Agreement shall be amended by adding the following subsection (d) immediately at the end thereof:
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1998 Amendment to
SERA Trust Agreement
Page 2


          (d)  Upon a change in control within the meaning of
     Section 11(a) of the Employment Agreement with Mr. R. Williams, the Bank shall, as soon as possible but in no event more than ten business days after the change in control, make an irrevocable contribution to this Trust in an amount that is projected to provide the Trust with sufficient funds to pay each Beneficiary the benefits to which he or she is entitled pursuant to the Agreements as in effect on the date of the change in control. Executive officers of the Bank shall be entitled to direct the Trustee to pay such benefits without pre-approval of the acquiring company.

     6. Section 10 of the Trust Agreement shall be amended by adding the following paragraph immediately at the end thereof:

          Notwithstanding the foregoing, if the Trustee resigns or is removed following a change in control, the Trustee that has resigned or is being removed shall appoint as its successor a third party financial institution that has trust powers, is independent of and unrelated to the entity that has acquired or otherwise obtained control of the Bank, and is agreed to in writing by 80% of the Trust Beneficiaries.

     7. Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions, or conditions of the Trust Agreement, other than as stated above.

     WHEREFORE, on this 30th day of March, 1998, the undersigned hereby execute this 1998 Amendment to the Trust Agreement.


                                   HARBOR FEDERAL SAVINGS BANK
Witnessed by:

/s/ Dana Miller                    By /s/ Robert A. Williams
-----------------------               -----------------------
                                      Its Chairman of the Board


                                   TRUSTEE

Witnessed by:

/s/ Barbara Therres               /s/ Joseph J. Lacy
-----------------------           -----------------------